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                          Independent Auditors' Consent





The Board of Directors
Strategic Distribution, Inc.

We consent to the use of our report included in Strategic Distribution, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 which is incorporated herein by reference.



/s/ KPMG Peat Marwick LLP



Philadelphia, Pennsylvania
November 6, 1997